Exhibit 10.3

IN ACCORDANCE WITH ITEM 601(B)(10)(IV) OF REGULATION S-K, CERTAIN IDENTIFIED INFORMATION HAS BEEN OMITTED FROM THE EXHIBIT BECAUSE IT IS BOTH (1) NOT MATERIAL AND (2) THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL. [*] INDICATES THAT INFORMATION HAS BEEN REDACTED.

Company Loan Agreement to Individuals

Borrower: Xiamen Kuangshi Alliance Network Technology Co., Ltd. (hereinafter referred to as Party A)

Residence: Unit 602-3, No. 1126, Jimei North Avenue, Phase 3, Software Park, Torch High-tech Zone, Xiamen

Unified social credit code: [*]

Lender: Huang Mingjie (hereinafter referred to as Party B)

Residence: [*]

ID number: [*]

In order to expand production and operation, the borrower borrowed money from the lender. After friendly negotiation between both parties, this contract was entered into.

Article 1 Purpose of Loan

The borrowed items in this contract shall be used for the company’s business activities and shall not be misappropriated for other purposes. The borrowed money shall not be used for illegal activities.

Article 2 Amount of the loan

During the loan period, the total loan amount shall not exceed RMB 40 million.

Article 3 Method of loan

The lender will deliver the full amount to the borrower within 3 days after the borrower puts forward the demand for funds.

Article 4 Loan cycle

24 months in total, from January 1, 2024 to December 31, 2025.

Article 5 Repayment period

The borrower’s repayment time is to be fully paid off before December 31, 2025.

Article 6 Liability for breach of contract

1. After this agreement is formally signed, if either party fails to perform or does not fully perform the terms of this agreement,

That constitutes a breach of contract. The breaching party shall be responsible for compensating all economic losses caused by its breach of contract to the non-breaching party.

2. When either party breaches the contract, the observant party has the right to require the defaulting party to continue to perform this agreement.

Article 7 Methods of settling contract disputes

Disputes arising from the execution of this contract shall be resolved through negotiation between the parties. If negotiation fails, either party has the right to file a request

The People’s Court of Party A’s domicile shall file a lawsuit.

Article 8 Other

If there are any matters not covered in this contract, both parties to the contract must jointly negotiate and make supplementary provisions in writing.

The supplementary provisions have the same effect as this contract.

This contract is made in two original copies, each party holds one copy, and both copies have the same legal effect.

Borrower (seal): Xiamen Kuangshi Alliance Network	Lender (Signature):	/s/ Mingjie Huang
Technology Co., Ltd.
Representative:	ID number: [*]
Phone:	Phone: [*]